                                                                   EXHIBIT 99.28


DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION        CASE NUMBER: 01-10971 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED






Great Hawaiian Properties Corporation (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other information contained in the December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete. -




/s/ Nicholas J. Davison
--------------------------------
Nicholas J. Davison
Senior Vice President






/s/ Randall L. Talcott
--------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION        CASE NUMBER: 01-10971 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS

Attachment 1              Summary of Bank and Investment Accounts
Attachment 2              Schedule of Receipts and Disbursements
Attachment 3              Bank and Investment Account Statements
Attachment 4              Income Statement
Attachment 5              Balance Sheet
Attachment 6              Summary of Due To/Due From Intercompany Accounts
Attachment 7              Accounts Receivable Aging
Attachment 8              Accounts Payable Detail
Attachment 9              Notes to December Monthly Operating Report

 19-Jan-02                                     Summary Of Bank And Investment Accounts                             Attachment 1
 6:08 PM                                        Great Hawaiian Properties Corporation
 SUMMARY                                               Case No: 01-10971 (EIK)                                         UNAUDITED
 GREAT HAWAIIAN PROPERTIES CORP                      For Month Of December  2001

                                                     Balances                  Receipts &        Bank
                                           Opening            Closing          Disbursements     Statements          Account
Account                                As Of 12/01/01       As Of 12/31/01     Included          Included            Reconciled
-------                                --------------       --------------     --------          --------            ----------
AHC - Honolulu Disbursements                  0.00                0.00         No -              No -                No
Bank One                                                                       No Activity       No Activity         No Activity
Account # - 552-0110649303

AHC - Mainland Credit Cards                   0.00                0.00         No -              No -                No -
Bank One                                                                       No Activity       No Activity         No Activity
Account # - 552-0110521579

AHC - Mainland Disbursements                  0.00                0.00         No -              No -                No -
Bank One                                                                       No Activity       No Activity         No Activity
Account # - 552-0110673395

AHC - Mainland Payroll                    7,346.00           41,173.74         Yes               No - Not            No
Bank One                                                                                         Concentration
Account# - 552-0110673387                                                                        Account

AHC - Master Cash                             0.00                0.00         Yes               Yes                 No
Bank One
Account # - 552-0110673360

AHC - Honolulu Credit Cards                   0.00                0.00         No -              No -                No -
Bank One                                                                       No Activity       No Activity         No Activity
Account # - 552-0110572580

Great Hawaiian Prop Corp                      0.00                0.00         No -              No -                No -
Goldman Sachs & Co.                                                            No Activity       No Activity         No Activity
Account # - 020-33478-5

 20-Jan-02                                        Receipts & Disbursements                  Attachment 2-1
 8:14 AM                                    Great Hawaiian Properties Corporation
R&O - BANK ONE                                     Case No: 01-10971 (EIK)                         UNAUDITED
AHC MAINLAND PAYROLL                                      Bank One
                                                    AHC Mainland Payroll
                                                 Account # - 552-0110673387
                                               1 December 01 - 31 December 01

Opening Balance - 1 Dec 01
--------------------------
                                     7,346.00
Receipts
--------
                                       227.74       From Great Hawaiian Properties Corporation -
                                                     Bank One - AHC Master Cash
                                                     Account (552-0110673360)
                                    33,000.00       From The Delta Queen Steamboat Co. -
                                                     Hibernia - DQ Master Cash - Account (812-395-335)
                                       600.00       From The Delta Queen Steamboat Co. -
                                                     Bank One - DQ Credit Card
                                                     Account (552-0110062868)
                                    ---------
                                    33,827.74       Total Receipts


Disbursements
-------------

                                   ----------
                                         0.00       Total Disbursements



Closing Balance - 31 Dec 01
---------------------------
                                    41,173.74

 20-Jan-02                 Receipts & Disbursements              Attachment 2-2
 8:18 AM             Great Hawaiian Properties Corporation
R&o- Bank One               Case No: 01-10971 (EIK)                   UNAUDITED
AHC Master Cash                    Bank One
                                AHC Master Cash
                        Account # - 552-0110673360 1
                        December 01 - 31 December 01


Opening Balance - 1 Dec 01
--------------------------
                                    0.00
Receipts
                                  230.28       Interest Income




                                 -------
                                  230.28       Total Receipts


Disbursements
                                 (227.74)      To Great Hawaiian Properties Corporation -
                                                Bank One - AHC Mainland Payroll
                                                Account (552-0110673387)
                                   (2.54)      Misc

                                 (230.28)      Total Disbursements
                                 -------


Closing Balance - 31 Dec 01
---------------------------
                                   0.00

                                                                    ATTACHMENT 4

                         AMCV US SET OF BOOKS           Date: 21-JAN-02 18:34:03
                           INCOME STATEMENT                              Page: 1
                        Current Period: DEC-01

 currency USD
  Company=51 (AHC - OPERATIONS)

                                               PTD-Actual
                                               DEC-O1
                                               ----------
Revenue
  Gross Revenue                                      0.00
  Allowances                                         0.00
                                                     ----
  Net Revenue                                        0.00

Operating Expenses
  Air
  Hotel                                              0.00
                                                     0.00
  Commissions                                        0.00
  Onboard Expenses                                   0.00
  Passenger Expenses                                 0.00
  Vessel Expenses                                    0.00
  Layup/Drydock Expense                              0.00
  Vessel Insurance                                   0.00
                                                     ----
  Total Operating Expenses                           0.00
                                                     ----
  Gross Profit                                       0.00
SG&A Expenses
    Sales & Marketing                                0.00
    Pre-Opening Costs                                0.00
                                                     ----
  Total SG&A Expenses                                0.00
                                                     ----
  EBITDA                                             0.00
  Depreciation                                       0.00
                                                     ----
  Operating Income                                   0.00
  Other Expense/(Income)
  Interest Income                                    0.00
  Interest Expense                                   0.00
  Equity in Earnings for Sub                         0.00
                                                     ----
  Total Other Expense/(Income)                       0.00
                                                     ----
  Net Pretax Income/(Loss)                           0.00
                                                     ----
  Income Tax Expense                                 0.00
                                                     ----
  Net Income/(Loss)                                  0.00
                                                     ----

                                                                  ATTACHMENT 5-1


                             AMCV US SET OF BOOKS       Date: 21-JAN-02 18:59:08
                                 BALANCE SHEET                           Page: 1
                            Current Period: DEC-01

currency USD
  Company=51 (AHC - OPERATIONS)

                                               YTD-Actual            YTD-Actual
                                               DEC-O1                OCT-01
                                               -------------         -------------
ASSETS
      Cash and Equivalent                          41,173.74            665,214.37
      Restricted Cash                                   0.00                  0.00
      Marketable Securities                             0.00                  0.00
      Accounts Receivable                               0.00                  0.00
      Inventories                                  34,955.08             36,560.78
      Prepaid Expenses                              4,250.69              1,609.00
      Other Current Assets                              0.00                  0.00
                                               -------------         -------------
          Total Current Assets                     80,379.51            703,384.15
      Fixed Assets                              1,992,727.87          1,992,727.87
      Accumulated Depreciation                 (1,687,090.91)        (1,687,090.91)
                                               -------------         -------------
          Net Fixed Assets                        305,636.96            305,636.96
      Net Goodwill                                      0.00                  0.00
      Intercompany Due To/From                 20,956,374.24         20,319,892.39
      Net Deferred Financing Fees                       0.00                  0.00
      Net Investment in Subsidiaries                    0.00                  0.00
      Other Non Current Assets                          0.00                  0.00
                                               -------------         -------------
          Total Other Assets                   20,956,374.24         20,319,892.39
                                               -------------         -------------
          Total Assets                         21,342,390.71         21,328,913.50
                                               -------------         -------------

                              AMCV US SET OF BOOKS      Date: 21-JAN-02 18:59:08
                                  BALANCE SHEET                          Page: 2
                             Current Period: DEC-O1

Currency USD
  Company=51 (AHC - OPERATIONS)

                                                   YTD-Actual            YTD-Actual
                                                   DEC-O1                OCT-01
                                                   -------------         -------------
LIABILITIES
    Accounts Payable                                        0.00                  0.00
    Accrued Liabilities                                13,477.21                  0.00
    Deposits                                                0.00                  0.00
                                                   -------------         -------------

           Total Current Liabilities                   13,477.21                  0.00
     Long Term Debt                                         0.00                  0.00
     Other Long Term Liabilities                  (15,184,601.60)       (15,184,601.60)
                                                   -------------         -------------
           Total Liabilities                      (15,171,124.39)       (15,184,601.60)
OTHER
     Liabilities Subject to Compromise                      0.00                  0.00
                                                   -------------         -------------
           Total Other                                      0.00                  0.00
OWNER'S EQUITY
     Common Stock                                       9,440.25              9,440.25
     Add'l Paid In Capital                         83,336,732.73         83,336,732.73
     Current Net Income (Loss)                       (516,397.64)          (516,397.64)
     Retained Earnings                            (46,316,260.24)       (46,316,260.24)
                                                   -------------         -------------
             Total Owner's Equity                  36,513,515.10         36,513,575.10
                                                   -------------         -------------


             Total Liabilities & Other &           21,342,390.71         21,328,913.50
                                                   -------------         -------------

GREAT HAWAIIAN PROPERTIES CORPORATION
CASE #: 01-10971


                    Summary List of Due To/Due From Accounts
                     For the Period Ending December 31, 2001


                                                              BEGINNING                                              ENDING
AFFILIATE NAME                             CASE NUMBER         BALANCE             DEBITS            CREDITS         BALANCE
American Classic Voyages Co.                 01-10954        50,672,102.38         143,065.68       84,341.07     50,730,826.99
AMCV Cruise Operations, Inc.                 01-10967         6,121,489.85             213.69          600.00      6,121,103.54
The Delta Queen Steamboat Co.                01-10970          (751,438.57)                --      105,263.84       (856,702.41)
Great AQ Steamboat, L.L.C.                   01-10960            22,591.38                 --              --         22,591.38
Great Pacific NW Cruise Line, L.L.C.         01-10977            66,513.26                 --              --         66,513.26
Great River Cruise Line, L.L.C.              01-10963            41,555.00                 --              --         41,555.00
Great Ocean Cruise Line, L.L.C.              01-10959            34,964.32                 --              --         34,964.32
Cape May Light, L.L.C.                       01-10961            (4,188.00)                --              --         (4,188.00)
Project America, Inc.                        N/A             (3,006,981.48)                --              --     (3,006,981.48)
Oceanic Ship Co.                             NIA               (345,917.07)                --              --       (345,917.07)
Ocean Development Co.                        01-10972           780,707.24                 --              --        780,707.24
Great Hawaiian Cruise Line, Inc.             01-10975        (3,667,617.75)                --              --     (3,667,617.75)
American Hawaiian Properties Corporation     01-10976           (62,858.55)            428.54              --        (62,430.01)
Great Independence Ship Co.                  01-10969       (28,898,393.97)                --              --    (28,898,393.97)
Cat II, Inc.                                 01-10968               570.94                 --              --            570.94
                                                             -------------      -------------      ----------    --------------
                                                             21,003,098.98         143,707.91      190,204.91     20,956,601.98
                                                             =============      =============      ==========    ==============

                     Great Hawaiian Properties Corporations




                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001








                                  Attachment 7


                                 Not Applicable

                     Great Hawaiian Properties Corporations




                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001








                                  Attachment 8


                                 Not Applicable

DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION        CASE NUMBER: 01-10971 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1.       Amount represents obsolete inventory that is held for auction.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts-and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.